Investor Presentation September 2023

Delek Tech 2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements.

Delek US Holdings

Integrated Downstream Energy Company

Refining – 302,000 BPD crude throughput capacity from four PADD 3 refineries with access to advantaged domestic, inland crudes and Gulf Coast product pricing

Logistics – transportation, storage and wholesale distribution of crude oil, intermediate and refined products, primarily through Delek Logistics (DKL), a master limited partnership

Retail – 247 convenience stores, primarily in West Texas and New Mexico

Unlocking Value for Shareholders and Unitholders

Evaluating opportunities across Delek US business segments to unlock value for shareholders and unitholders

As of June 30, 2023, Delek US owned 78.7% of DKL, implied equity value of approximately $1.3 billion or $17 per DK share[(1)]

Alternatives to highlight Retail multiple of 7x - 10x[(2)]

Financial Strength and Flexibility

Delek US Holdings (DK) – $821.6 million of cash; $2,810.9 million long-term debt; $1.99 billion of net debt, as of June 30, 2023

Delek Logistics (DKL) – $7.7 million cash; $1,744.3 million long-term debt, as of June 30, 2023

DK excluding DKL – $813.9 million cash; $1,066.6 million long-term debt, $252.7 million net debt, excluding DKL

(1) IPREO as of 2/24/2023 - 10-K
(2) Multiples based on sell-side research [Raymond James, Piper Sandler, ScotiaBank and Wells Fargo]

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Delek Tech 4 Integrated Company with Asset Diversity and Scale Source 207,000 bpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline RIO Refinery Crude Throughput Capacity (BPD) Nelson Complexity Tyler 75,000 8.7 El Dorado 80,000 10.2 Big Spring 73,000 10.5 Krotz Springs 74,000 8.8 Crude Throughput 302,000 9.6

Environmental, Social, and Governance (ESG) Third Annual Sustainability Report to be Published December 2023 5 (1) THE USE BY THE DELEK COMPANIES OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF THE DELEK COMPANIES BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS-IS’ AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI. (2) S&P Global ESG Score as of 2022. Peer Analysis S&P Global ESG Score(2) MPC - Marathon Petroleum 60 PSX - Philips 66 56 VLO - Valero 47 DINO - HF Sinclair 30 DK - Delek 20 PARR - Par Pacific 19 PBF - PBF Energy 13 CVI - CVR Energy 7 Average 31.5 Environmental We plan to cut our Scope 1 & Scope 2 emissions by 34% by 2030 Enhanced transparency by disclosing, for the 1st time, figures for water consumption and product spills Make annual disclosures using both the TCFD and SASB frameworks Social Set 1st diversity hiring targets, seeking an increase in the overall number of female employees and an increase in the number of female and POC employees for director and above roles Established new Leadership Development Program to strengthen employee skills in the area of change management & communications Disclose, annually, our EEO-1 filing to the US Department of Labor Governance Diverse board Board includes 2 female Directors and 1 Director from an underrepresented group 77.8% of our Board Directors are independent Implemented new Sustainability Operations Team (SOT) to coordinate execution of company’s policies and plans Review our Sustainability Report, available on our website, for SASB, TCFD, EEO-1 and other disclosures.

Delek US Adjusted EBITDA - 1H 2023 vs 1H 2022 6 2Q23 *YTD Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $ 431.3 $ 182.3 $ 21.4 $ (91.0) $546.0 $(71.0) $49.1 $(1.4) $21.3 $544.0 YTD* as of June, 30 2022 Refining Logistics Retail Corporate YTD* as of June, 30 2023 *YTD = Year-to-Date

Delek Tech 7 Refining DK Refining System Tyler El Dorado Big Spring Krotz Springs PADD 3 Refining System with Crude Slate Optionality Crude Slate % *as of June, 30 2023 73.2% 4.3% 4.2% 18.3% WTI Crude Oil Gulf Coast Sweet Crude Local Arkansas Crude Oil Other 78.7% 21.3% WTI Crude Oil East Texas Crude Oil 65.2% 15.6% 19.2% WTI Crude Oil Local Arkansas Crude Oil Other 71.0% 29.0% WTI Crude Oil WTS Crude Oil 78.5% 14.7% 6.8% WTI Crude Oil Gulf Coast Sweet Crude Other Refinery Crude Throughput Capacity (BPD) Nelson Complexity Tyler 75,000 8.7 El Dorado 80,000 10.2 Big Spring 73,000 10.5 Krotz Springs 74,000 8.8 Crude Throughput 302,000 9.6

8 Logistics Primarily through 78.7% owned MLP, Delek Logistics Partners, LP (DKL) Expansive gathering business ~1,970 miles of pipeline ~10.8MMB active shell capacity ~200 MBPD water disposal ~88 MMCFD gas processing capacity 10 light product distribution terminals Diversified portfolio of assets integrated with Refining and Marketing Positioned to benefit from activity in the Permian Basin Multi-year minimum volume commitment (MVC) contracts

9 Retail ~80% integration with existing downstream operations offering synergies and competitive advantage Operate 247 C-stores in West Texas and New Mexico Rebranding 7-Eleven stores to DK in 2023 Implement interior rebranding and re-imaging

Delek Tech 10 Capital Expenditures $'s in Millions 2023 Forecast 2023 YTD 2Q23 Actual Refining $ 202 $ 177 $ 30 Logistics 81 55 19 Retail 31 8 5 Corporate/Other 36 13 7 Delek Total $ 350 $ 253 $ 61 Capital Expenditure Allocation 2% 76% 22% 10.0% 67.0% 22.0% Regulatory Sustaining Growth 2023 YTD 2023 Forecast

Delek Tech 11 Long-term Capital Allocation Framework Priorities Discretionary Non-Discretionary Sustaining Capital Expense - Approximately $100-$125 million sustaining capex/yr - Between $50-$100 million per turnaround - Critical for safe and reliable operations Acquisitions Cash Returns to Shareholders Sustaining and Regulatory Capital Expense Growth Capital Expense - 25% IRR targeted for >$5mm projects at Refining; <$5mm target is 50% IRR - >15% IRR minimum hurdle rate for Retail projects, dependent on size - >15% IRR hurdle rate for stable cash flow Logistics projects - Target competitive overall cash return - Sustainable quarterly dividend - Opportunistically repurchase shares based on investment opportunities - Evaluate accretive opportunities as they arise vs. alternative uses of cash - Continue to optimize the balance sheet - Opportunistically enhanced balance sheet when free cash flow supports it Invest - Capital allocation program focuses on safety, maintenance, and reliability as top priority Cash Returns - Maintain a competitive cash return profile commensurate with underlying earnings power Grow - Maintain financial strength and flexibility to support strategic growth objectives Enhance Balance Sheet / Return Excess Cash - Reduce net debt and/or opportunistically return free cash flow to shareholders

Delek Tech 12 Third Quarter 2023 Guidance $'s in Millions Low High Operating Expenses $210 $220 General and Administrative Expenses $65 $70 Depreciation and Amortization $85 $90 Net Interest Expense $80 $85 Barrels per day (bpd) Low High Total Crude Throughput 283,000 301,000 Total Throughput 292,000 310,000 Total Throughput by Refinery: Tyler, TX 74,000 78,000 El Dorado, AR 76,000 80,000 Big Spring, TX 64,000 70,000 Krotz Spring, LA 78,000 82,000

*includes cash and cash equivalents Second Quarter 2023 Consolidated Cash Flow - ($MM) 13 $865.0 $95.1 $(57.8) $(80.7) $821.6 3/31/2023 Cash Balance* Operating Activities Investing Activities Financing Activities 6/30/2023 Cash Balance*

Net Debt $'s in Millions June 30, 2023 March 30, 2023 December 31, 2022 Consolidated long-term debt - current portion $ 50 $ 50 $ 75 Consolidated long-term debt - non-current portion $ 2,761 2,725 2,979 Consolidated total long-term debt $ 2,811 2,775 3,054 Less: Cash and cash equivalents $ 822 865 841 Consolidated net debt $ 1,989 1,910 2,213 Less: Delek Logistics net debt $ 1,736 1,697 1,654 Delek US, excluding DKL net debt $ 253 $ 213 $ 559 14

2-1-1 Crack Spread - Benchmark Update 15 As Previously Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: $19.11 $21.53 $32.47 $15.78 $11.10 $11.11 $8.68 $7.09 KSR Capture Rate(1) 70% 66% 108% 37% 77% 65% 31% 88% Updated Reporting Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: 50% Argus 50% Platts $23.81 $25.63 $36.23 $17.40 $11.75 $11.53 $8.87 $7.63 50/50 KSR Capture Rate(1) 56% 55% 77% 63% 73% 63% 31% 82% Krotz Springs refinery — Starting in Q1 2023, per barrel refining margin are compared to the Gulf Coast 2-1-1 crack spread consisting of (Argus pricing) LLS crude oil, (Argus pricing) U.S. Gulf Coast CBOB gasoline and 50% of (Argus pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel) and 50% of (Platts pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel). The Krotz Springs refinery’s crude oil input is primarily comprised of LLS and WTI Midland. Note: For Q1-Q2 2021, does not include impacts of transfer price change implemented in Q3 2022. For Q1 and Q2 2022, updated reporting includes impacts of transfer price change implemented in Q3 2022. (1) Based on Krotz Springs refining margin per barrel

OPEX and G&A Reclassification Adjustments 16 In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses.

17 OPEX per Barrel by Refinery - Updated for Reclassification In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses. As Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Tyler $ 3.64 $ 6.93 $ 5.61 $ 4.30 $ 5.83 $ 3.54 $ 3.51 $ 3.59 El Dorado $ 4.72 $ 4.73 $ 4.88 $ 3.78 $ 4.13 $ 1.90 $ 5.14 $ 6.42 Big Spring $ 10.50 $ 7.19 $ 7.06 $ 5.36 $ 3.98 $ 2.97 $ 5.34 $ 6.50 Krotz Springs $ 5.16 $ 5.85 $ 6.05 $ 4.09 $ 3.85 $ 4.02 $ 3.96 $ 9.20 Updated Reporting Q4 2022 Q3 2022 Q2 2022 (1) Q1 2022 Q4 2021 Q3 2021 Q2 2021 (1) Q1 2021 (1) Tyler $3.89 $7.06 $6.20 $4.64 $5.96 $3.66 $3.86 $3.89 El Dorado $4.97 $4.83 $5.07 $4.14 $4.20 $1.99 $5.20 $9.05 Big Spring $11.00 $7.32 $7.58 $6.06 $4.07 $3.09 $5.47 $7.52 Krotz Springs $5.39 $5.97 $6.14 $4.12 $3.93 $4.14 $4.24 $9.49 (1) Updated reporting includes opex to G&A reclassifications as well as change to throughput for per bbl calculations to conform to current period calculations.

Reconciliation of Net Income (Loss) Attributable to Delek to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,	
$ in millions (unaudited)	2023	2022	2023	2022
Reported net (loss) income attributable to Delek	$ **(8.3)**	$ **361.8**	$ **56.0**	$ **368.4**
Add:				
Interest expense, net	80.4	43.6	156.9	82.0
Income tax expense (benefit)	(3.8)	100.4	12.0	103.5
Depreciation and amortization	89.4	68.0	172.8	136.3
EBITDA attributable to Delek	**157.7**	**573.8**	**397.7**	**690.2**
Adjusting items				
Net inventory LCM valuation (benefit) loss	(7.9)	7.3	(9.6)	(1.2)
Other inventory impact [1]	96.5	(55.0)	173.6	(142.0)
Business Interruption insurance recoveries [1]	(4.7)	(8.6)	(9.8)	(18.6)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	6.7	(68.3)	(25.5)	(3.8)
Transaction related expenses	—	6.2	—	6.4
Restructuring costs [1]	4.3	—	2.9	—
Net income attributable to non-controlling interest	6.8	6.8	14.7	15.0
Total Adjusting items	101.7	(111.6)	146.3	(144.2)
Adjusted EBITDA	$ **259.4**	$ **462.2**	$ **544.0**	$ **546.0**

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q 2023 Earnings Release.

(2) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

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Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA

	Six Months Ended June 30, 2023				
$ in millions (unaudited)	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 302.6	$ 182.3	$ 21.4	$ (108.6)	$ 397.7
Adjusting items					
Net inventory LCM valuation (benefit) loss	(9.6)	—	—	—	(9.6)
Other inventory impact [1]	173.6	—	—	—	173.6
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	(25.5)	—	—	—	(25.5)
Restructuring costs	—	—	—	2.9	2.9
Business Interruption insurance recoveries	(9.8)	—	—	—	(9.8)
Net income attributable to non-controlling interest	—	—	—	14.7	14.7
Total Adjusting items	128.7	—	—	17.6	146.3
Adjusted Segment EBITDA	$ 431.3	$ 183.3	$ 21.4	$ (91.0)	$ 544.0

	Six Months Ended June 30, 2022				
$ in millions (unaudited)	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 667.9	$ 126.8	$ 22.8	$ (127.3)	$ 690.2
Adjusting items					
Net inventory LCM valuation (benefit) loss	(1.2)	—	—	—	(1.2)
Other inventory impact [1]	(142.0)	—	—	—	(142.0)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	(3.8)	—	—	—	(3.8)
Transaction related expenses	—	6.4	—	—	6.4
Business Interruption insurance recoveries	(18.6)	—	—	—	(18.6)
Net income attributable to non-controlling interest	—	—	—	15.0	15.0
Total Adjusting items	(165.6)	6.4	—	15.0	(144.2)
Adjusted Segment EBITDA	$ 502.3	$ 133.2	$ 22.8	$ (112.3)	$ 546.0

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q23 Earnings Release.

[2] Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

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